Fees Summary	Mar. 13, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 36,061,950.48
Previously Paid Amount	0
Total Fee Amount	4,980.16
Total Offset Amount	0
Net Fee	$ 4,980.16